Exhibit 10.16

TRADEMARK LICENSING AGREEMENT

(English Translation)

CONTRACT NUMBER: __________

    Trademark Licensor(Party A): Yixiang Zhang

    Trademark Licensee (Party B): Sichuan SHESAYS Cosmetology Hospital Co., Ltd

    The Trademark Licensing Agreement followed the principle of voluntarism and integrity is formulated in accordance with the provisions of the Trademark Law of the People's Republic of China and Trademark Law Implementing Rules.

    Grant of License

    1 Party A hereby grants to Party B to use his trademark registered in CTMO Class 44(Registration ID: 4002410) on medical clinic, hospital, health care, medical assistance, physiotherapy, dentistry, pharmacy advice, plastic surgery, hair implantation and beauty salon.

    2 Brand Name: 西婵 (translated as “SHESAYS” in English)

    3 The term of the license hereby granted shall be effective from 8th Dec.2006 to 7th Dec.2016. Upon expiration of the agreement, both parties will sign the new agreement for extension.

    4 Party A hereby grants to Party B to use his trademark within the territory of the People's Republic of China.

    5 Party A hereby grants to Party B to use his trademark in the form of simple license in the territory of the People's Republic of China on medical clinic, hospital, health care, medical assistance, physiotherapy, dentistry, pharmacy advice, plastic surgery, hair implantation and beauty salon. Upon the duration of this agreement, any other manufacturers shall not produce the like products by using its trademark.

    6 Party A hereby grants to Party B to use his trademark—西婵—on the signboard and publicity materials.

    Rights and Obligations of Both Parties

    7 Party A hereby grants to Party B to use his trademark as trademark and title sponsorship for free.

    8 According to the regulations of the Trademark Law of the People's Republic of China, the licensor shall supervise the quality of the service in respect of which the licensee uses his registered trademark, and the licensee shall guarantee the quality of the service in respect of which the registered trademark is used. Party B shall ensure that the service via using Licensor’s trademark comply with the industry standards and statutory requirements of captions

    9 Party B shall not arbitrarily changed Licensor’s registered trademark, and shall not exceed the range of services permitted to use registered trademark of Party A.

    10 An application for renewal of the registration shall be made within two months before expiration if both parties intend to continue to use of the registered trademark, if not the contract terminates voluntarily.

    11 The trademark of Party B is based on the Trademark Law of the People's Republic of China and Trademark Law Implementing Rules, only for the use of raising Party B’s prestige, enlarging market share, which is authorized and protected by the law. It should also be stressed that both parties independently bear legal responsibility. Any claims, debts and irrelevant legal responsibilities about this agreement shall not be involved in each other, and no joint responsibilities are constituted for each other caused by disputes on claims, debts and irrelevant legal responsibilities about this agreement.

    12 Executions of Agreement and Termination

    (a) This Agreement and the license granted herein shall be effective after both parties' signature and seal.

    (b) This Agreement and the license granted herein shall be effective on the day of signature and seal for both parties.

    13 Termination of Agreement

    (a) This agreement shall be terminated if no renewed agreement is signed after the expiration.

    (b) This agreement shall be terminated if Party B was involved fraud or caused serious damage to reputation of Party A by violating the regulations of the Trademark Law of the People's Republic of China and Trademark Law Implementing Rules.

    14 Liabilities for Breach of Agreement

    (a) The trademark is only for legitimate use. Party B shall not exceed the territory, form and term provided for trademark category, service category and use of trademark in the agreement,

    (b) Party A has no right to unilaterally terminate the agreement with Party B in the duration (except for the articles complied with termination of agreement)

    15 Applicable Law

    The signing, effectiveness, performance and settlement of disputes of this agreement shall be under the domination and protection of People’s Republic of China's laws

    16 Any controversies of this agreement should be revised with unanimity for both parties, and come into force after signing of written contract.

Licensor(Party A):
/S/ Yixiang Zhang
Yixiang Zhang
Date:

Licensee (Party B):
Sichuan SHESAYS Cosmetology Hospital Co., Ltd (Sealed)
Legal Representative: /S/ Yixiang Zhang
                                       Yixiang Zhang
Date: January 4th, 2007